UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 6, 2015

Warren Resources, Inc.

(Exact Name of Registrant

as Specified in Charter)

Maryland	0-33275	11-3024080
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1114 Avenue of the Americas, 34th Floor

New York, New York 10036

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:  (212) 697-9660

(Former Name or Former Address, if Changed Since Last Report): N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.   Regulation FD Disclosure

As previously announced, the senior management of Warren Resources, Inc. (the “Company”) will present at the IPAA OGIS San Francisco Conference on Tuesday, October 6, 2015 at 11:30 a.m. PDT/2:30 p.m. EDT.

On October 6, 2015, the Company made available on its website the presentation to be used at the conference. The presentation includes a reaffirmation of 2015 full year guidance, an updated hedging schedule and other relevant updates regarding the business. The presentation can be accessed by going to www.warrenresources.com, selecting the “Investors” tab, and then selecting the “Webcasts & Presentations” tab. The presentation will be available on the Company’s website until the Company’s next regular update.

The information in this Item 7.01 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 6, 2015

WARREN RESOURCES, INC.
(Registrant)

	By:	/s/ Stewart Skelly
Stewart Skelly,
Vice President and Chief Financial Officer